MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

SUPPLEMENT DATED DECEMBER 31, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2013, AS AMENDED

Effective December 31, 2013, Jack R. Borsting no longer serves as a trustee of the Met Investors Series Trust (“MIST”) due to his retirement from the board of trustees of MIST. Effective January 1, 2014, Barbara A. Nugent began her term as a trustee of MIST and the Metropolitan Series Fund.

In connection with the changes described above, the following changes to the sections of the SAI are effective January 1, 2014:

In the table entitled “Trustees of the MIST Trust” in the subsection entitled “Management of the Trusts—Trustees and Officers,” the information regarding Jack R. Borsting has been deleted in its entirety.

The following disclosure has been added to the independent trustees’ portion of the table entitled “Trustees of the MIST Trust” in the subsection entitled “Management of the Trusts—Trustees and Officers”:

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Since 2014, Trustee, MSF Trust**; since 2012, Director, Episcopal Healthcare Foundation; from 2009 until 2014, member, Mutual Fund Directors Forum Advisory Board.

The following disclosure has been added to the independent trustees’ portion of the table entitled “Trustees of the MSF Trust” in the subsection entitled “Management of the Trusts—Trustees and Officers”:

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Since 2014, Trustee, MIST Trust**; since 2012, Director, Episcopal Healthcare Foundation; from 2009 until 2014, member, Mutual Fund Directors Forum Advisory Board.

The final paragraph in the subsection entitled “Management of the Trusts—Standing Committees of the MIST Trust’s Board” has been restated as follows:

The MIST Trust has three Investment Performance Oversight Committees. Investment Performance Oversight Committee A is comprised of Mr. Boulware, Ms. Gause, Ms. Nugent, and Mr. Schappert, and Mr. Schappert currently serves as Chairman. Investment Performance Oversight Committee B is comprised of Mr. Alderman, Ms. Hawthorne, Ms. Strumpf, and Ms. Vroegop, and Ms. Strumpf currently serves as Chairman. Investment Performance Oversight Committee C is comprised of all of the Independent Trustees, and Mr. Boulware currently serves as Chairman. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the Subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. Investment Performance Oversight Committees A, B and C each held four meetings during the fiscal year ended December 31, 2012.

The final paragraph in the subsection entitled “Management of the Trusts—Qualifications of Trustees of the MIST Trust” has been restated as follows:

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the MIST Trust, were a significant factor in the determination that the individual should serve as a Trustee of the MIST Trust. Each Trustee’s most recent five years of prior professional experience is summarized in the table above. In certain cases, additional professional experience and accomplishments not reflected in the table above contributed to the Board’s conclusion that an individual should serve on the Board. For example, Ms. Gause, Mr. Boulware and Mr. Schappert each served as chief executive officer of a financial services company; Ms. Hawthorne served as interim chief executive officer and chairman of the board of a technology-related company; and Ms. Vroegop has served as a managing director of a financial services company. Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry. Mr. Alderman served as lead Independent Trustee of the MIST Trust. Ms. Strumpf has served as the chairperson and investment officer of charitable foundations.

The first sentence in the subsection entitled “Management of the Trusts—Leadership Structure of the MSF Trust” has been restated as follows:

The MSF Trust has a Board of Trustees (the “Board”). The Board consists of nine Trustees, eight of whom are not “interested persons” (as defined in the 1940 Act) of the MSF Trust (the “Independent Trustees”).

The final paragraph in the subsection entitled “Management of the Trusts—Standing Committees of the MSF Trust’s Board” has been restated as follows:

The MSF Trust has three Investment Performance Oversight Committees. Investment Performance Oversight Committee A is comprised of Mr. Boulware, Ms. Gause, Ms. Nugent, and Mr. Schappert, and Mr. Schappert currently serves as Chairman. Investment Performance Oversight Committee B is comprised of Mr. Alderman, Ms. Hawthorne, Ms. Strumpf, and Ms. Vroegop, and Ms. Strumpf currently serves as Chairman. Investment Performance Oversight Committee C is comprised of all of the Independent Trustees, and Mr. Boulware currently serves as Chairman. Each Investment Performance Oversight Committee reviews investment performance matters relating to a particular group of Portfolios and the Subadvisers to those Portfolios. Each Investment Performance Oversight Committee reports to the full Board regarding the activities and findings of the Committee. Investment Performance Oversight Committees A, B and C each held three meetings during the fiscal year ended December 31, 2012.

The following disclosure has been added to the final paragraph in the subsection entitled “Management of the Trusts—Qualifications of Trustees of the MSF Trust”:

Ms. Nugent’s prior legal and professional careers focused on the mutual fund industry. Mr. Alderman served as lead Independent Trustee of the MIST Trust. Ms. Strumpf has served as the chairperson and investment officer of charitable foundations.

The following disclosure has been added to the independent trustees’ portions of the tables entitled “Compensation Paid to the Trustees of the MIST Trust” and “Compensation Paid to the Trustees of the MSF Trust” in the subsection entitled “Management of the Trusts—Compensation of the Trustees”:

Barbara A. Nugent, Trustee(3)	None	None	None

(3)	Barbara A. Nugent did not serve as a Trustee during the fiscal year ended December 31, 2013.

The following disclosure has been added to the independent trustees’ portion of the table entitled “Share Ownership of the Trustees of the MIST Trust” in the subsection entitled “Management of the Trusts—Trustees’ Share Ownership”:

Barbara A. Nugent	AllianceBernstein Global Dynamic Allocation	Over $100,000(1)	Over $100,000(1)
	AQR Global Risk Balanced	Over $100,000(1)
	BlackRock Global Tactical Strategies	Over $100,000(1)

The following disclosure has been added to the independent trustees’ portion of the table entitled “Share Ownership of the Trustees of the MSF Trust” in the subsection entitled “Management of the Trusts—Trustees’ Share Ownership”:

Barbara A. Nugent	N/A	None	Over $100,000(1)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE

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